UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On November 1, 2022, CenterPoint Energy, Inc. (“CenterPoint Energy”) reported third quarter 2022 earnings. For additional information regarding CenterPoint Energy’s third quarter 2022 earnings, please refer to CenterPoint Energy’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Based upon ongoing extensive succession planning discussions by the Board of Directors (the “Board of Directors”) of CenterPoint Energy, along with the utilization of third party advisors and in conjunction with the Board of Directors’ continued focus on a succession planning strategy to support CenterPoint Energy’s long-term growth, on October 31, 2022, the Board of Directors approved the appointment of Mr. Jason P. Wells as President and Chief Operating Officer of CenterPoint Energy, effective January 1, 2023. Mr. Wells will continue to serve as Chief Financial Officer of CenterPoint Energy until his successor has been appointed. CenterPoint Energy has initiated an executive search for a Chief Financial Officer. As a result of Mr. Wells’ appointment, the Board also approved a title change for Mr. David J. Lesar from President and Chief Executive Officer to Chief Executive Officer, effective January 1, 2023. At this time, all other named executive officers of CenterPoint Energy will continue in their current roles.

Mr. Wells, age 44, has served as Executive Vice President and Chief Financial Officer of CenterPoint Energy since September 2020. Prior to joining CenterPoint Energy, Mr. Wells served as Executive Vice President and Chief Financial Officer of PG&E Corporation, a publicly traded electric utility holding company serving approximately 16 million customers through its subsidiary Pacific Gas and Electric Company, from June 2019 to September 2020. He previously served as Senior Vice President and Chief Financial Officer of PG&E Corporation from January 2016 to June 2019 and as Vice President, Business Finance of Pacific Gas and Electric Company from August 2013 to January 2016. PG&E Corporation filed Chapter 11 bankruptcy on January 29, 2019 and successfully emerged from bankruptcy on July 1, 2020. He also served in various finance and accounting roles of increasing responsibility at Pacific Gas and Electric Company. Mr. Wells earned his bachelor’s degree and master’s degree in accounting, both from the University of Florida. He is a certified public accountant. Mr. Wells serves on the Bauer College Board of the C.T. Bauer College of Business at the University of Houston, the Advisory Board of the Kinder Institute for Urban Research at Rice University, and the Boards of Central Houston, Inc. and M.D. Anderson Cancer Center.

The appointment of Mr. Wells was not pursuant to any agreement between him and any other person. There is no family relationship between Mr. Wells and any director or executive officer of CenterPoint Energy, and there are no transactions between Mr. Wells and CenterPoint Energy that are required to be reported under Item 404(a) of Regulation S-K. At this time, there are no changes to Mr. Wells’ compensation arrangements with CenterPoint Energy in connection with his appointment to the position of President and Chief Operating Officer. If changes to his compensation arrangements are going to be made in connection with his appointment, CenterPoint Energy will file an amendment to this Current Report on Form 8-K and describe such changes.

Item 7.01. Regulation FD Disclosure.

CenterPoint Energy is holding a conference call to discuss its third quarter 2022 earnings on November 1, 2022. Information about the call can be found in the Press Release furnished herewith as Exhibit 99.1. For additional information regarding CenterPoint Energy’s third quarter 2022 earnings, please refer to the supplemental materials which are being posted on CenterPoint Energy’s website and are attached to this report as Exhibit 99.2 (the “Supplemental Materials”), which Supplemental Materials are incorporated by reference herein.

Also, on November 1, 2022, CenterPoint Energy issued a press release announcing the appointment of Mr. Jason P. Wells as President and Chief Operating Officer. A copy of the press release is furnished as Exhibit 99.3 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

The information in the Press Releases and the Supplemental Materials is being furnished, not filed, pursuant to Items 2.02 and 7.01, respectively. Accordingly, the information in the Press Releases and the Supplemental Materials will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release issued November 1, 2022 regarding CenterPoint Energy’s third quarter 2022 earnings
99.2	Supplemental Materials regarding CenterPoint Energy’s third quarter 2022 earnings
99.3	Press Release issued November 1, 2022 regarding the announcement of President and Chief Operating Officer
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: November 1, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: November 1, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: November 1, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer